UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2005

Item 1. REPORT TO SHAREHOLDERS.

--------------------------------------------------------------------------------



                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2005

[GRAPHICS OMITTED]


                                                      WORLDWIDE REAL ESTATE FUND







                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the investment team members are as of June 30, 2005 and are subject to change.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck Worldwide Real Estate Fund gained 3.77% for the six months ended June 30, 2005. After five consecutive calendar years of outperforming the general stock market, real estate investments once again handily outperformed the S&P 500 Index's(1) -0.81% for the first half of 2005. In addition, the Fund's performance is in line with the benchmark Citigroup World Property Index,(2) which gained 3.61% for the period. The U.S.-only Morgan Stanley REIT Index(3) rose 6.35%.

REITs (real estate investment trusts, which are publicly traded companies with portfolios of commercial property that distribute most of their income to shareholders) can be a convenient way to gain broad exposure to the commercial real estate market. Because they typically behave differently than more traditional financial markets, real estate investments can provide diversification benefits when combined with other asset classes in an investment portfolio. In addition to their return potential, real estate investments can offer a source of current income. The Van Eck Worldwide Real Estate Fund takes a global approach to real estate investing. At June 30, 2005, 38.3% of the Fund's assets were allocated to real estate markets outside of the U.S. We believe that the Fund's international exposure sets it apart from its peers as it allows management to access the most compelling real estate investments across the globe at a given time.

MARKET AND ECONOMIC REVIEW

Record oil prices and rising interest rates created a great deal of uncertainty in the broader stock and bond markets during the first half of 2005. Reflecting in part the tentative mood of investors, many markets witnessed some significant price swings over the first six months. As such, investors continued to seek defensive asset classes for their diversification benefits. Real estate equities continued to be an attractive choice for investors, as they provided steady yields and relatively attractive returns during the first six months of the year. REIT performance this year compared favorably with the total return of the S&P 500, which turned in a nearly flat performance year to date.

The real estate sector did, however, meet some headwinds during the first quarter of 2005. The federal budget deficit, the trade deficit, financially over-stretched consumers, a possible housing bubble and fears of higher long-term interest rates took their toll on many segments of the economy. In an abrupt turnaround from last year, REIT share prices fell further than the broader equity market during the first quarter. Poor investor sentiment was also partly to blame. Many feared that REITs were overvalued after a long period of outperformance. In addition, interest rates--long viewed as a key player in the determination of REIT stock prices--rose and many believed that this would have a negative impact on the performance of real estate equities. Talks of a housing bubble, also fueled by rising interest rates, took its toll as well. We hold the view that this bubble may exist in single-family housing markets, but not among the commercial property types that make up the holdings of the Fund. Many commercial property companies, on the contrary, experienced recovery during the first quarter. Taking advantage of growing acquisition opportunities, many property companies began to expand their portfolios rapidly.

During the second quarter, REIT share prices rose. While U.S. economic growth moderated somewhat, lower expectations regarding inflation continued to push bond yields lower as the year progressed. This environment created a positive backdrop for REIT shares. During the second quarter, investors bid up higher quality REITs. Those with high earnings multiples and low dividend yields generally outperformed those with higher yields and lower multiples (i.e., those companies with higher quality balance sheets tended to outperform). The rise in REIT share prices during the latter half of the period can be attributed, in large part, to strong first quarter earnings reports that in most cases met or exceeded Wall Street expectations.

In general, REIT prices have been supported by a continued demand for yield from around the globe. As there are few ways to directly invest in

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                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

commercial real estate, demand has grown substantially for REITs in the recent past. More than a dozen countries currently offer REITs or REIT-like structures and this number is expected to rise. Several governments are considering legislation to create them. During the period, we continued to see growing opportunities outside the United States, where some commercial real estate regions have been showing signs of overheating.

FUND REVIEW

During the first half of 2005, the Fund maintained its large allocation to the hotel sector (18.9% of Fund net assets at June 30) as we felt that fundamentals for luxury hotels in major urban areas continued to accelerate rapidly. Valuations appeared relatively inexpensive on an asset basis. In addition, limited new construction and strong REVPAR (revenue per available room) growth buoyed the group. MeriStar Hospitality Corp. (4.9% of Fund net assets at June
30) was an example of a strong performer in the portfolio during the first half, returning 3.0%. Our stock selection within the hotel sector was the greatest contributor to the Fund's performance during the period.

Also beneficial to Fund performance during the period was the Fund's allocation to the apartment sector. At June 30, our exposure to this sector stood at 14.6% of Fund net assets, as we felt that the group may benefit from continued talks of a housing bubble (the increase in housing activity had hurt the apartment sector in recent years). Recent additions to the portfolio include Post Properties, Inc. and AIV (U.S. Apartment Investment & Management Co.), (3.9% and 3.3% of Fund net assets at June 30, respectively), which both performed well during the period. Also of note in the apartment sector was the early June acquisition of Gables Residential Trust (0.0% of Fund net assets at June 30) by a private equity partnership managed by ING Clarion Partners, a wholly-owned subsidiary of the Netherlands' ING Groep. Gables, a company specializing in luxury multi-family properties, is also one of the largest apartment operators in the U.S. The transaction, expected to be completed by the end of the third quarter of 2005, represents the largest public to private REIT transaction in the apartment sector. While neither ING nor Gables was a Fund holding during the period, we feel that this transaction particularly highlights the attractive valuation currently of the apartment sector.

The retail sector, while not the star performer it has been recently, enjoyed the best leasing velocity it has seen in years. This typically bodes well for rents and occupancies. Retail earnings growth was driven higher during the period. We have seen fewer store closings and a lack of sellers, which has supported current real estate valuations. Currently, the Fund has a 4.4% allocation to the retail sector, compared to the year-end 2004 exposure of 10.4%.

Our position in the office/industrial sector (which stood at 20.2% at June 30, up from December 2004's 16.6% at the beginning of the period) was driven in part by a sustained recovery in office fundamentals. The group as a whole performed poorly during the period on expectations that Fed rate increases may slow the economy. However, value within the sector became apparent as certain sales of office buildings in urban areas came in at astonishing prices.

Geographically speaking, the Fund remained overweight in Spanish real estate equities (5.6% of Fund net assets at June 30) versus the benchmark index. This strategy has proved beneficial as Spanish real estate performed well for the year-to-date period. However, we have kept a close watch on this area as we feel that local real estate is becoming expensive. Our overweight Japanese real estate position (9.3% of Fund net assets at June 30) detracted from relative performance during the period. Though J-REITs (Japanese REITs) did see some improvement toward the end of the period, Japanese real estate shares continued to languish overall.

As a diversified portfolio of global real estate securities, the Van Eck Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remains concentrated in North American real estate companies, we continue to seek favorable real estate

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                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends.

                                      * * *

In our view, there has been continued healthy growth within the real estate sector. While REIT earnings growth may not be accelerating quickly, little new construction is underway and replacement costs have continued to rise. In addition, vacancy rates have declined while effective rents have risen. REITs have enjoyed a strong period of growth and have benefited from new property acquisitions. We remain cautiously optimistic for the real estate sector in the coming months and believe that profitable acquisitions and development opportunities remain available for those companies that can access inexpensive capital.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. The Fund is also subject to the risks associated with investment in junk bonds. The Fund may engage in active and frequent trading to achieve its investment objectives. As a result, the Fund may suffer increased transaction costs that may affect performance.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund. We look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]


/s/ Samuel R. Halpert

SAMUEL R. HALPERT
INVESTMENT TEAM MEMBER

July 13, 2005

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

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                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company's charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

(3) The Morgan Stanley REIT (RMS) Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

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                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2005 (UNAUDITED)

        [The table below represents a pie chart in the printed report.]

         United States                                            51.5%
         Cash/Equivalents less Other Assets Less Liabilities      10.2%
         Canada                                                   12.2%
         Japan                                                     9.3%
         United Kingdom                                            3.8%
         Spain                                                     5.6%
         Germany                                                   1.7%
         Australia                                                 1.8%
         Hong Kong                                                 2.3%
         France                                                    1.0%
         Italy                                                     0.6%


                      ------------------------------------
                                TOP TEN SECTORS*
                        AS OF JUNE 30, 2005* (UNAUDITED)
                      ------------------------------------
                        Diversified .............  22.8%
                        Hotels ..................  18.9%
                        Office ..................  14.8%
                        Residential .............  14.6%
                        Industrial ..............   5.4%
                        Forest Products .........   4.1%
                        Regional Malls ..........   2.6%
                        Healthcare Services .....   2.2%
                        Storage .................   2.1%
                        Shopping Centers ........   1.8%
                      ------------------------------------

----------
* PERCENTAGE OF NET ASSETS.
  PORTFOLIO IS SUBJECT TO CHANGE.

                           WORLDWIDE REAL ESTATE FUND
            TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2005* (UNAUDITED)
--------------------------------------------------------------------------------

LA QUINTA CORP.
(U.S., 4.9%)

La Quinta owns, manages and franchises hotels. The company owns and operates limited service hotels under the La Quinta Inns and La Quinta Inn Suites names in the United States.

MERISTAR HOSPITALITY CORP.
(U.S., 4.9%)

MeriStar Hospitality is a hotel real estate investment trust and a hotel management company. The company owns hotel and resort properties in the United States and Canada. Through Interstate Hotels & Resorts, MeriStar manages hotels and resorts in the United States, Canada and the Caribbean. Interstate Hotels is organized into hotel, resort, inn and Doral divisions.

BROOKFIELD PROPERTIES CORP.
(CANADA, 4.3%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S. and also develops master-planned residential communities.

TIMBERWEST FOREST CORP.
(CANADA, 4.1%)

TimberWest is uniquely positioned as the largest owner of private forest lands in western Canada. The company's 334,000 hectares are located on Vancouver Island. TimberWest also owns renewable Crown harvest rights and operates a lumber mill located near Campbell River, British Columbia.

POST PROPERTIES, INC.
(U.S., 3.9%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

APARTMENT INVESTMENT & MANAGEMENT CO. (AIV)
(U.S., 3.3%)

Apartment Investment & Management, a self-administered and self-managed real estate investment trust, owns a geographically diversified portfolio of multi-family apartment properties. Some income is also derived from property management for third parties and affiliates.

MITSUBISHI ESTATE CO. LTD.
(JAPAN, 3.3%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities, including golf and tennis clubs.

MITSUI FUDOSAN CO. LTD.
(JAPAN, 3.0%)

Mitsui Fudosan provides overall real estate services, such as leasing, subdivision, construction, sales and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities, including hotels and golf courses, and provides financial services.

LIBERTY PROPERTY TRUST
(U.S., 2.7%)

Liberty Property Trust is a real estate investment trust, which owns suburban office and industrial properties. The company operates through its Liberty Property Limited Partnership subsidiary.

PROLOGIS TRUST
(U.S., 2.7%)

ProLogis provides distribution facilities and services. The company owns, manages and develops distribution facilities in various markets throughout North America, Europe and Japan.


----------
* PORTFOLIO IS SUBJECT TO CHANGE.
COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                           WORLDWIDE REAL ESTATE FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                January 1, 2005      June 30, 2005       1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------------------------
Initial Class        Actual                                        $1,000.00         $1,037.70               $5.55
                     Hypothetical (5% return before expenses)      $1,000.00         $1,019.35               $5.50
-------------------------------------------------------------------------------------------------------------------------
Class R1             Actual                                        $1,000.00         $1,037.30               $5.56
                     Hypothetical (5% return before expenses)      $1,000.00         $1,019.34               $5.51
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10% on the Initial Class shares and 1.10% on the Class R1 shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
              NO. OF                                                  VALUE
COUNTRY       SHARES                SECURITIES                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA: 1.8%
            60,000  Lend Lease Corp. Ltd.                          $    591,870
                                                                   ------------
CANADA: 12.2%
             5,000  BPO Properties Ltd.                                 159,293
             6,400  Brookfield Homes Corp.                              291,840
            47,250  Brookfield Properties Corp.                       1,360,800
               750  Brookfield Properties Corp. (USD)                    21,175
            50,000  Genesis Land Development Corp.+                      93,702
           283,200  Killam Properties, Inc.+                            627,641
            20,000  Parkbridge Lifestyles Communities, Inc.+             78,220
           110,000  TimberWest Forest Corp.
                      (Stapled Units)                                 1,320,215
                                                                   ------------
                                                                      3,952,886
                                                                   ------------
FRANCE: 1.0%
             2,500  Unibail S.A.                                        320,661
                                                                   ------------
GERMANY: 1.7%
            30,000  IVG Immobilien AG                                   554,160
                                                                   ------------
HONG KONG: 2.3%
           300,000  Hang Lung Properties Ltd.                           442,005
            30,000  Sun Hung Kai Properties Ltd.                        296,279
                                                                   ------------
                                                                        738,284
                                                                   ------------
ITALY: 0.6%
           200,000  Beni Stabili S.p.A.                                 204,062
                                                                   ------------
JAPAN: 9.3%
             8,000  Goldcrest Co. Ltd.                                  450,176
            96,000  Mitsubishi Estate Co. Ltd.                        1,057,047
            88,000  Mitsui Fudosan Co. Ltd.                             988,006
            45,000  Sumitomo Realty & Development Co. Ltd.              504,825
                                                                   ------------
                                                                      3,000,054
                                                                   ------------
SPAIN: 5.6%
            10,000  Inmobiliaria Colonial, S.A.                       531,917
            34,540  Inmobiliaria Urbis, S.A.                          648,461
             6,657  Metrovacesa, S.A.                                 392,081
            10,000  Sacyr Vallehermoso, S.A.                          235,615
            10,000  Sacyr Vallehermoso S.A.,
                      (Rights expiring 7/12/05)+                        7,374
                                                                  -----------
                                                                       1,815,448
                                                                  -----------

UNITED KINGDOM: 3.8%
            32,160  British Land Co. PLC                           $    504,705
            10,000  Eurocastle Investment Ltd.                          224,855
            20,562  Land Securities Group PLC                           512,032
                                                                   ------------
                                                                      1,241,592
                                                                   ------------
UNITED STATES: 51.2%
            20,000  AMB Property Corp.                                  868,600
            25,000  American Financial Realty Trust                     384,500
            26,000  Apartment Investment & Management Co. (Class A)   1,063,920
            11,000  Archstone-Smith Trust                               424,820
            12,000  Boston Properties, Inc.                             840,000
            25,500  Crescent Real Estate Equities Co.                   478,125
            45,000  Equity Inns, Inc                                    598,500
            18,000  General Growth Properties, Inc.                     739,620
            20,300  Hilton Hotels Corp.                                 484,155
            10,000  Kimco Realty Corp.                                  589,100
           171,200  La Quinta Corp. (Paired Certificate)+             1,597,296
            20,000  Liberty Property Trust                              886,200
            74,400  Lodgian, Inc.+                                      764,088
            30,000  LTC Properties, Inc.                                621,000
           184,500  MeriStar Hospitality Corp.+                       1,586,700
            11,500  Mesabi Trust                                        159,735
            35,000  Post Properties, Inc.                             1,263,850
            22,000  ProLogis Trust                                      885,280
            11,000  Public Storage, Inc.                                695,750
             9,000  SL Green Realty Corp.                               580,500
            10,000  Starwood Hotels & Resorts
                      Worldwide, Inc (Paired Certificate)               585,700
            18,000  Vail Resorts, Inc.+                                 505,800
                                                                   ------------
                                                                     16,603,239
                                                                   ------------
TOTAL COMMON STOCKS: 89.5%
(Cost: $18,502,116)                                                  29,022,256
                                                                   ------------
PREFERRED STOCK:
UNITED STATES: 0.3%
             1,500  Simon Property Group, Inc.
                    (Cost: $80,325)                                      93,000
                                                                   ------------

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2005 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
SHORT-TERM                               DATE OF                   VALUE
OBLIGATIONS: 10.4%                      MATURITY      COUPON     (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement (Note 10):
Purchased on 6/30/05;
maturity value $3,361,233
(with State Street Bank &
Trust Co., collateralized by
$3,465,000 Federal National
Mortgage Association,
3.25% due 2/15/09 with a
value of $3,429,809)
(Cost: $3,361,000)                       07/01/05      2.50%       $  3,361,000
                                                                   ------------
TOTAL INVESTMENTS: 100.2%
(Cost: $21,943,441)                                                  32,476,256
OTHER ASSETS LESS LIABILITIES: (0.2%)                                   (55,555)
                                                                   ------------
NET ASSETS: 100%                                                    $32,420,701
                                                                   ============

SUMMARY OF                                  SUMMARY OF
INVESTMENTS                 % OF            INVESTMENTS                  % OF
BY INDUSTRY                  NET            BY INDUSTRY                   NET
(UNAUDITED)                ASSETS           (UNAUDITED)                 ASSETS
-----------               --------          -----------                --------
Diversified                  22.8%          Residential                   14.6%
Forest Products               4.1%          Shopping Centers               1.8%
Healthcare Services           2.2%          Storage                        2.1%
Hotels                       18.9%          Short-Term
Industrial                    5.4%            Obligations                 10.4%
Mining                        0.5%          Other assets less
Office                       14.8%            liabilities                 (0.2)%
Regional Malls                2.6%                                     --------
                                                                          100.0%
                                                                       ========


----------
+ Non-income producing


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)
ASSETS:
Investments, at value (cost $21,943,441) (Note 1) ...............   $32,476,256
Cash ............................................................           816
Foreign currency (cost $8,749) ..................................         8,697
Receivables:
  Securities sold ...............................................       104,206
  Capital shares sold ...........................................             5
  Dividends and interest ........................................       104,388
Prepaid expenses ................................................           749
                                                                    -----------
    Total assets ................................................    32,695,117
                                                                    -----------
LIABILITIES:
Payables:
  Securities purchased ..........................................        79,072
  Capital shares redeemed .......................................       127,184
  Due to Adviser ................................................        17,974
  Accounts payable ..............................................        50,186
                                                                    -----------
    Total liabilities ...........................................       274,416
                                                                    -----------
Net assets ......................................................   $32,420,701
                                                                    ===========
INITIAL CLASS SHARES:
Net assets ......................................................   $28,259,989
                                                                    ===========
Shares outstanding ..............................................     1,586,049
                                                                    ===========
Net asset value, redemption and offering price per share ........        $17.82
                                                                    ===========
CLASS R1 SHARES:
Net assets ......................................................   $ 4,160,712
                                                                    ===========
Shares outstanding ..............................................       234,275
                                                                    ===========
Net asset value, redemption and offering price per share ........        $17.76
                                                                    ===========
Net assets consist of:
  Aggregate paid in capital .....................................   $20,326,816
  Unrealized appreciation of investments and
    foreign currency transactions ...............................    10,532,153
  Undistributed net investment income ...........................       491,909
  Accumulated realized gain .....................................     1,069,823
                                                                    -----------
                                                                    $32,420,701
                                                                    ===========
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $24,589) ............    $  474,774
Interest ........................................................        29,371
                                                                    -----------
      Total income ..............................................       504,145
EXPENSES:
Management (Note 2) ...................................   $151,064
Professional ..........................................     21,847
Reports to shareholders ...............................     13,948
Transfer agency -- Initial Class Shares ...............      5,886
Transfer agency -- R1 Class Shares ....................      6,147
Custodian .............................................      5,966
Trustees' fees and expenses ...........................      4,079
Other .................................................      7,635
                                                          --------
      Total expenses ..................................    216,572
Expenses assumed by the Adviser (Note 2) ..............    (50,401)
                                                          --------
      Net expenses ..............................................       166,171
                                                                    -----------
Net investment income ...........................................       337,974
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ........................     1,165,785
Realized gain from foreign currency transactions ................         7,520
Change in unrealized appreciation of investments ................      (363,524)
Change in unrealized appreciation of foreign
  denominated assets and liabilities ............................        (1,141)
                                                                    -----------
Net realized and unrealized gain on investments and
  foreign currency transactions .................................       808,640
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $ 1,146,614
                                                                    ===========


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                         ENDED
                                                       JUNE 30,      YEAR ENDED
                                                         2005       DECEMBER 31,
                                                      (UNAUDITED)       2004
                                                      -----------   -----------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ............................ $   337,974   $   837,534
   Realized gain from security transactions .........   1,165,785     1,317,931
   Realized gain from foreign currency transactions .       7,520         2,994
   Change in unrealized appreciation of investments .    (363,524)    5,398,532
   Change in unrealized appreciation of foreign
     denominated assets and liabilities .............      (1,141)         (124)
                                                      -----------   -----------
     Net increase in net assets resulting
       from operations ..............................   1,146,614     7,556,867
                                                      -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Initial Class Shares ...........................    (600,182)     (331,869)
     Class R1 Shares ................................     (65,302)           --
                                                      -----------   -----------
                                                         (665,484)     (331,869)
                                                      -----------   -----------
   Net realized gains
     Initial Class Shares ...........................    (284,297)           --
     Class R1 Shares ................................     (30,932)           --
                                                      -----------   -----------
                                                         (315,229)           --
                                                      -----------   -----------
   Total dividends and distributions to shareholders     (980,713)     (331,869)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
     Initial Class Shares ...........................   4,333,271    13,037,291
     Class R1 Shares ................................   1,305,515     2,781,167
                                                      -----------   -----------
                                                        5,638,786    15,818,458
                                                      -----------   -----------
   Reinvestment of dividends and distributions
     Initial Class Shares ...........................     884,479       331,869
     Class R1 Shares ................................      96,234            --
                                                      -----------   -----------
                                                          980,713       331,869
                                                      -----------   -----------
   Cost of shares reacquired
     Initial Class Shares ...........................  (5,216,283)  (11,426,131)
     Class R1 Shares ................................    (225,788)     (216,490)
     Redemption fees ................................         303           285
                                                      -----------   -----------
                                                       (5,441,768)  (11,642,336)
                                                      -----------   -----------
     Net increase in net assets resulting from
       capital share transactions ...................   1,177,731     4,507,991
                                                      -----------   -----------
     Total increase in net assets ...................   1,343,632    11,732,989
NET ASSETS:
Beginning of period .................................  31,077,069    19,344,080
                                                      -----------   -----------
End of period (including undistributed net
  investment income of $491,909 and
  $811,899, respectively) ........................... $32,420,701   $31,077,069
                                                      ===========   ===========
   * SHARES OF BENEFICIAL INTEREST ISSUED
     AND REAQUIRED (UNLIMITED NUMBER OF
     $.001 PAR VALUE SHARES AUTHORIZED)

INITIAL CLASS SHARES:
   Shares sold ......................................     255,951       883,772
   Reinvestment of dividends ........................      53,122        24,154
   Shares reacquired ................................    (309,221)     (782,971)
                                                      -----------   -----------
   Net increase (decrease) ..........................        (148)      124,955
                                                      ===========   ===========
CLASS R1 SHARES:+
   Shares sold ......................................      77,247       178,393
   Reinvestment of dividends ........................       5,801            --
   Shares reacquired ................................     (13,447)      (13,719)
                                                      -----------   -----------
   Net increase .....................................      69,601       164,674
                                                      ===========   ===========

+ Inception date of R1 shares May 1, 2004


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                          INITIAL CLASS SHARES                                CLASS R1 SHARES
                              ------------------------------------------------------------------------   --------------------------
                               SIX MONTHS                                                                SIX MONTHS  FOR THE PERIOD
                                  ENDED                                                                     ENDED    MAY 1, 2004 (e)
                                JUNE 30,                      YEAR ENDED DECEMBER 31,                     JUNE 30,       THROUGH
                                  2005        --------------------------------------------------------      2005      DECEMBER 31,
                              (UNAUDITED)       2004       2003       2002          2001         2000    (UNAUDITED)      2004
                              -----------     -------    -------    -------       -------       ------   -----------     ------
Net Asset Value,
   Beginning of Period ........ $ 17.75       $ 13.24    $ 10.07    $ 10.87       $ 10.62       $ 9.15     $17.70        $13.55
                                -------       -------    -------    -------       -------       ------     ------        ------
Income From
   Investment Operations:
   Net Investment Income ......    0.19          0.49       0.33       0.38          0.35         0.34       0.18          0.18
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency
     Transactions .............    0.44          4.24       3.06      (0.85)         0.20         1.33       0.44          3.97
                                -------       -------    -------    -------       -------       ------     ------        ------
Total from
   Investment Operations ......    0.63          4.73       3.39      (0.47)         0.55         1.67       0.62          4.15
                                -------       -------    -------    -------       -------       ------     ------        ------
Less:
   Dividends from Net
     Investment Income ........   (0.38)        (0.22)     (0.22)     (0.33)        (0.30)       (0.20)     (0.38)           --
   Distributions from Net
     Realized Gains ...........   (0.18)           --         --         --            --           --      (0.18)           --
                                -------       -------    -------    -------       -------       ------     ------        ------
   Total Dividends and
     Distributions ............   (0.56)        (0.22)     (0.22)     (0.33)        (0.30)       (0.20)     (0.56)           --
                                -------       -------    -------    -------       -------       ------     ------        ------
Redemption fees ...............      --(f)         --(f)      --         --            --           --         --(f)         --(f)
                                -------       -------    -------    -------       -------       ------     ------        ------
Net Asset Value, End of Period  $ 17.82       $ 17.75    $ 13.24    $ 10.07       $ 10.87       $10.62     $17.76        $17.70
                                =======       =======    =======    =======       =======       ======     ======        ======
Total Return (a) ..............    3.77%        36.21%     34.50%     (4.48)%        5.34%       18.71%      3.73%        30.63%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets,
   End of Period (000) ........ $28,260       $28,163    $19,344    $15,309       $13,947       $6,875     $4,161        $2,915
Ratio of Gross Expenses to
   Average Net Assets .........    1.40%(d)      1.45%      1.49%      1.48%         1.62%        2.27%      1.73%(d)      2.46%(d)
Ratio of Net Expenses to
   Average Net Assets (b) (c) .    1.10%(d)      1.20%      1.49%      1.46%(b)      1.50%(b)     1.45%(b)   1.10%(d)      1.10%(d)
Ratio of Net Investment
   Income to Average
   Net Assets (c) .............    2.26%(d)      3.52%      2.68%      3.04%         4.17%        4.21%      2.02%(d)      4.01%(d)
Portfolio Turnover Rate .......       9%           29%        19%       139%           74%         233%         9%           29%

----------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Excluding interest expense.

(c) Net effect of expense waivers, brokerage arrangements and custodian fee arrangements to average net assets of the Initial Class shares for the periods ended June 30, 2005, December 31, 2004, December 31, 2001 and December 31, 2000 was 0.30%, 0.25%, 0.07% and 0.12%, respectively and for the Class R1 shares for the periods ending June 30, 2005 and December 31, 2004 was 0.63% and 1.36%, respectively.

(d)  Annualized.

(e)  Inception date of R1 shares.

(f)  Amount represents less than $0.01 per share.


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Real Estate Fund (the "Fund") is a diversified fund of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. As of June 23, 2003, the Fund began pricing securities traded on the NASDAQ Stock Market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income is accrued as earned.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corp. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 2004 through April 30, 2006. For the six months ended June 30, 2005 the Adviser assumed expenses in the amount of $50,401. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

NOTE 3--INVESTMENTS--Purchases   and  sales  of  securities,   other  than  U.S.
government securities and short-term obligations, aggregated $2,563,746 and $3,006,081 respectively, for the six months ended June 30, 2005.

The identified cost of investments owned at June 30, 2005 was $21,943,441 and net unrealized appreciation aggregated $10,532,815 of which $10,610,576 related to appreciated securities and $77,761 related to the depreciated securities.

NOTE 4--INCOME TAXES--The tax character of distributions paid to shareholders during the year ended December 31, 2004 consisted of ordinary income of $331,869. The tax character of distributions made in 2005 will be determined at year end.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

The   aggregate   shareholder   accounts  of  three   insurance   companies  own
approximately 44%, 30% and 15% of the Initial Class shares and 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At June 30, 2005, the Fund had no forward foreign currency contracts outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2005, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $2,005.

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $10 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2005, there were no borrowings by the Fund under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  11--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 12--SUBSEQUENT EVENT--The Fund has been notified by the insurance company mentioned in Note 5 as owning 44% of the Initial Class shares at June 30, 2005 of its intention to redeem all of its investment in the Fund before December 31, 2005.

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS

WORLDWIDE BOND FUND

WORLDWIDE EMERGING MARKETS FUND

WORLDWIDE HARD ASSETS FUND

WORLDWIDE REAL ESTATE FUND

In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;

o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;

o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;

o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;

o The Adviser's financial statements and business plan with respect to its mutual fund operations;

o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and

o   Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (CONTINUED)

Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds. The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to each Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

With respect to each Fund, the Board also considered additional specific factors and related conclusions, as detailed below.

WORLDWIDE BOND FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized three-year period ended December 31, 2004, and was at or slightly below its peer group average for the one-year, two-year, four-year and five-year periods ended December 31, 2004; and
(2) although the Fund's management fees and overall expense ratio are high relative to its peer group, neither is unreasonable in view of the relatively small size of the Fund, the size of the entire family of Van Eck mutual funds, and the nature of the global investment strategy used to pursue the Fund's objective.

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (CONTINUED)

WORLDWIDE EMERGING MARKETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized one-year, two-year, three-year and four-year periods ended December 31, 2004; (2) the Adviser has taken action to improve investment results in the past two years by strengthening the Fund's investment team; (3) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of waivers, was below average for its peer group; and (4) the Fund's overall expense ratio, net of fee waivers, is below average for its peer group.

WORLDWIDE HARD ASSETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, two-year and three-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; and (3) the Fund's management fees and expense ratio are above average but within the range of management fees and expense ratios, respectively, for its peer group.

WORLDWIDE REAL ESTATE FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average and was in the top quintile for the one-year period ended December 31, 2004; (2) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of fee waivers, was below average for its peer group; and (3) the Fund's expense ratio, net of fee waivers, is above average, but within the range of expense ratios for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.

[VAN ECK GLOBAL LOGO]                                  [VARIABLE ANNUITIES LOGO]

Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:    (800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.


Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 26, 2005
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date August 26, 2005
     ---------------


By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date August 26, 2005
     ---------------